Exhibit 10.26

11 June 2003

SECURITIES PURCHASE AGREEMENT

SSC BENELUX INC.

as Buyer

REIB EUROPE OPERATOR LIMITED

and

REIB INTERNATIONAL HOLDINGS LIMITED

as Seller

Schedule 1 -    WAIVER LETTERS

SECURITIES PURCHASE AGREEMENT

BETWEEN:

1.	REIB EUROPE OPERATOR LIMITED, a company incorporated in England, having its principal office at Winchester House, 1 Great Winchester Street, London EC2N 2DB, U.K. (“REIB GP”);

2.	REIB INTERNATIONAL HOLDINGS LIMITED, a company incorporated in England, having its principal office at Winchester House, 1 Great Winchester Street, London EC2N 2DB, U.K. (“REIB LLP”)

(REIB GP and REIB LLP are hereinafter together referred to as the “Seller” or the “Sellers”);

AND

3.	SSC BENELUX INC., a company organized and existing under the laws of the State of Washington, USA, having its registered office at 1155 Valley Street, Suite 400, Seattle, Washington 98109-4426, USA (the “Buyer”).

WHEREAS:

A.	Shurgard Self Storage SCA (previously named SSC Benelux & Co. S.C.A.) is a Belgian company (société en commandite par actions) having its registered office at Quai du Commerce 48, 1000 Brussels, Belgium, registered with the commercial registry of Brussels under n° 587.679 (the “Company”).

B.	Each of the Sellers and the Buyer hold equity participations in the Company. The Sellers and the Buyer are parties to a Joint Venture Agreement, dated 8 October 1999, as amended by an addendum, dated July 31, 2000 and an addendum, dated 24 April, 2003, with respect to the Company (the “Joint Venture Agreement”).

C.	The Sellers have agreed to sell their respective participations in the Company to the Buyer and the Buyer has agreed to purchase such participations from each of the Sellers, on the terms of and subject to the conditions set out in this Agreement.

NOW, THEREFORE, THE PARTIES HAVE AGREED AS FOLLOWS:

1.	INTERPRETATION

1.1	Unless otherwise defined herein, capitalised terms used in this Agreement shall have the meaning given thereto in the Joint Venture Agreement.

1.2	In addition, the following terms shall have the following meaning:

“Agreement”:	the present agreement and the schedules thereto;

“Breach of Representations”:	means, in respect of any representations and warranties contained in the Clauses 6.1 and 7.1, that all or part of the facts stated therein are not true and accurate;

“Company Code”:	the Belgian company code, enacted by the law of 7 May 1999, as amended from time to time;

“Closing”:	the consummation of the sale and purchase of the Securities in accordance with this Agreement;

“Closing Date”:	the date set for Closing pursuant to Clause 5.1;

“Conditions”:	the conditions precedent set out in Clause 4.2;

“New Profit Certificates”:	has the meaning set out in the Undertaking to Subscribe;

“Purchase Price”:	the purchase price for the Securities, as set out in Clause 3.1, adjusted, as the case may be, in accordance with Clause 3.2;

“Right of First Offer”:	the right of first offer provided for or referred to in the clauses 4.4.2 and 4.6.5 of the Joint Venture Agreement, clause 4.5 of the Undertaking to Subscribe and clause 11.1 of the articles of association of the Company;

“GP Securities”:	7 General Partner Interests (referred to in the Company’s articles of association as “actions commanditées”) which are being sold by REIB GP to the Buyer under this Agreement;

“LLP Securities”:	52,615 Profit Certificates (referred to in the Company’s articles of association as “Parts Bénéficiaires”) and 5,225 New Profit Certificates (referred to in the Company’s articles of association as “Nouvelles Parts Bénéficiaires”) in the Company which are being sold by REIB LLP to the Buyer under this Agreement;

“Securities”:	GP Securities and LLP Securities;

“Shurgard Stock”:	common or preferred stock of Shurgard Storage Centers, Inc. to be listed on the New York Stock Exchange;

“Third-Party Right”:	any mortgage, charge, pledge, lien, right of usufruct, option, restriction, right of first refusal, right of pre-emption, easement, third-party right or interest, other encumbrance or security interest of any kind; and

“Undertaking to Subscribe”:	the agreement with respect to the undertaking to subscribe to New Profit Certificates entered into between the parties, among others, on 27 February 2001.

1.3	Interpretation

1.3.1	The titles and headings included in this Agreement are for convenience only and do not express in any way the intended understanding of the parties. They shall not be taken into account in the interpretation of the provisions of this Agreement.

1.3.2	The words “herein”, “hereof”, “hereunder”, “hereby”, “hereto”, “herewith” and words of similar import shall refer to this Agreement as a whole and not to any particular clause, paragraph or other subdivision.

1.3.3	The words “include”, “includes”, “including” and all forms and derivations thereof shall mean including but not limited to.

1.3.4	All periods of time set out in this Agreement shall be calculated from midnight to midnight. They shall start on the day following the day on which the event triggering the relevant period of time has occurred. The expiration date shall be included in the period of time. If the expiration date is a Saturday, a Sunday or a bank holiday in Belgium, London or the USA, the expiration date shall be postponed until the next business day. Unless otherwise provided herein, all periods of time shall be calculated in calendar days. All periods of time consisting of a number of months (or years) shall be calculated from the day in the month (or year) when the triggering event has occurred until the eve of the same day in the following month(s) (or year(s)) (“de quantième à veille de quantième” / “ van de zoveelste tot de dag vóór de zoveelste”).

1.3.5	Unless otherwise provided herein, all references to a fixed time of a day shall mean Brussels time.

2.	SALE AND PURCHASE

2.1	Sale and purchase

2.1.1	Subject to the terms and conditions of this Agreement (including in particular the Conditions), REIB GP hereby sells to the Buyer the GP Securities, and the Buyer hereby purchases all of the GP Securities from REIB GP.

2.1.2	Subject to the terms and conditions of this Agreement (including in particular the Conditions), REIB LLP hereby sells to the Buyer the LLP Securities, and the Buyer hereby purchases all of the LLP Securities from REIB LLP.

2.2	Waiver of the Right of First Offer

The Parties acknowledge that the other Partners (as defined in the Joint Venture Agreement) have duly waived their respective Right of First Offer and the waiver letters are attached to this Agreement in Schedule 1.

2.3	Transfer of title

Title to the Securities shall pass, and the Purchase Price shall be paid, on Closing.

2.4	Sale free and clear

The Securities are sold with all rights, together with the obligations identified in Clause 9.1, attaching or accruing to the Securities now or after the date of this Agreement, including the right to any dividend declared on or after the date of this Agreement, and free from any and all Third-Party Rights.

2.5	All Securities

The sale contemplated hereunder is indivisible and shall be valid only if it applies to all of the Securities. No partial enforcement of this Agreement shall be allowed.

3.	PURCHASE PRICE AND PAYMENT

3.1	Payment

Buyer shall pay the Sellers the Purchase Price for the Securities of EUR 57,250,000 (fifty seven million two hundred and fifty thousand euro) in cash, payable as follows:

(a)	€4,790 (four thousand seven hundred and ninety euro) to REIB GP for 7 General Partner Interests; and

(b)	€57,245,210 (fifty seven million two hundred and forty five thousand two hundred and ten euro) to REIB LLP for 52,615 Profit Certificates and 5,225 New Profit Certificates.

The Purchase Price shall be paid by the Buyer on Closing by wire transfer to the bank accounts of each of the Sellers, the details of which shall be communicated to the Buyer by each of the Sellers prior to Closing.

3.2	In the event that the Company makes an equity call on the New Profit Certificates (i.e. the request to pay-in, partially or fully, the New Profit Certificates) prior to the Closing Date, the part of the Purchase Price payable to REIB LLP will be increased by the amount paid by REIB LLP to the Company for the New Profit Certificates.

3.3	The Buyer shall only be liable for the payment of the Purchase Price in accordance with this Agreement, and shall have no liability for the actual allocation of the Purchase Price among the Sellers.

4.	CONDITIONS PRECEDENT

4.1	Sale conditional

The Closing of the sale of the Securities is subject to the satisfaction, on or before the date set out in Clause 4.6, of the Conditions set out in Clause 4.2.

4.2	Conditions

4.2.1	No prohibition. No order of any court or any governmental agency having jurisdiction over any party hereto shall have the effect of prohibiting or restraining the consummation of the sale and purchase of the Securities pursuant to this Agreement and no legal action or governmental investigation shall be pending which may reasonably be expected to result in such order or which otherwise challenges the sale of the Securities.

4.2.2	Waiver of Right of First Offer. The other Partners shall have duly waived their Right of First Offer.

4.2.3	Access to Equity Markets. Shurgard Storage Centers, Inc. shall have been able to access the U.S. public equity markets to finance the Purchase Price through the issuance of Shurgard Stock and shall have received or shall be entitled to receive without contingency, net proceeds therefrom at least equal to the Purchase Price by no later than June 20, 2003.

4.3	Waiver

The Conditions cannot be waived otherwise than with the unanimous written consent of all parties hereto.

4.4	Satisfaction

4.4.1	Reasonable endeavours. The parties undertake to use all reasonable endeavours, and to co-operate in good faith with each other, to achieve satisfaction of the Conditions as soon as possible.

4.4.2	Notice of progress. Each party undertakes to the other parties to inform them in writing forthwith upon it becoming aware of the satisfaction of any Condition. If at any time a party becomes aware of anything that may prevent or delay the satisfaction of any Condition, it shall immediately inform the other parties and the parties shall then co-operate to ensure that, to the extent possible, the Condition is satisfied.

4.5	No retroactive effect

Notwithstanding Article 1179 of the Civil Code, the fulfilment of the Conditions shall have no retroactive effect.

4.6	Failure

The Conditions shall be deemed to have failed if they have not all been fulfilled (or waived pursuant to Clause 4.3) by 6:00 PM (Brussels time) on 27 June 2003, in which case (unless the parties mutually consent to the extension of this Condition) this agreement shall be terminated and the parties shall cease to have any rights or obligations hereunder, provided that (a) Clause 11.2 and 11.3 shall survive for 3 years as of the signatory date hereof, and (b) any rights accrued on or before such date hereunder including the provisions of Clause 12 shall survive termination.

5.	CLOSING

5.1	Closing Date

Subject to the satisfaction (or, as the case may be, waiver pursuant to Clause 4.3) of all Conditions, the sale and purchase of the Securities shall be consummated on 27 June 2003. The Closing Date may be extended by mutual consent of the parties to 31 July 2003. The Closing shall take place at the offices of Linklaters DeBandt, Brussels or such other place in Brussels as the Seller and the Buyer may agree.

5.2	Obligations in relation to Closing

Each party undertakes to perform diligently and in good faith all such actions and execute all such documents as the other parties may reasonably direct it to in order to perfect the sale and purchase of the Securities and the execution of this Agreement.

5.3	Action taken upon Closing

5.3.1	On Closing, the parties or their duly authorized attorneys-in-fact shall exchange the following documents and take the following actions:

(a)	the Buyer shall pay the Purchase Price in the manner set out in Clause 3;

(b)	each of the Sellers shall deliver to the Buyer an acknowledgement of receipt of the part of the Purchase Price due to it;

(c)	upon receipt of acknowledgment of payment by the Buyer, each of the Sellers and the Buyer shall record the transfer of the Securities and sign a declaration of transfer in respectively the share register and the profit certificates register of the Company; and

(d)	REIB GP shall deliver a resignation letter from its representative on the Board of Managers of the Company.

5.3.2	Promptly after Closing, the Buyer shall (i) convene and thereafter hold a Partners Meeting to acknowledge the resignation of the former Manager and grant provisional discharge to REIB GP, (ii) arrange for the publication in the Moniteur belge of the transfer of the GP Securities and resignation of the former Manager pursuant to this Agreement and (iii) amend Clause 9 of the Articles of Association of the Company to delete the reference to REIB GP being an “actionnaire commandite”.

6.	REPRESENTATIONS AND WARRANTIES OF THE BUYER - INDEMNIFICATION - LIMITATIONS

6.1	Representations and warranties

The Buyer represents and warrants to the Sellers that the representations and warranties set out hereafter are true and accurate as at the date of this Agreement:

6.1.1	Incorporation and existence. The Buyer is a company duly incorporated and existing under the laws of the State of Washington (USA).

6.1.2	Power and authority. Subject to satisfaction of the Conditions, the Buyer has the right, power and authority, and has taken all action required, to sign and perform its obligations under this Agreement and all the documents which are to be signed at Closing.

6.1.3	Validity of the Agreement. The entry by the Buyer into, and performance of obligations under, this Agreement does not, and its ownership of the Securities will not, conflict with any law or regulation, judgement or court order, or contract or agreement by which the Buyer is bound.

6.1.4	Financial condition. The Buyer has the financial means (subject to satisfaction of the condition set forth in Clause 4.3) to pay the Purchase Price in the manner provided for in this Agreement.

6.1.5	Legal proceedings. There are, to the best knowledge of the Buyer, no actions, proceedings or claims pending, the adverse determination of which may impair the validity or enforceability of this Agreement or any of its principal terms, materially adversely affect the financial condition of the Buyer or otherwise negatively affect the Buyer’s ability to perform its obligations under this Agreement.

6.2	Updating of Representations to Closing

The Buyer warrants to the Sellers that the representations and warranties set out in Clause 6.1 shall be true and accurate on the Closing Date, as if they had been repeated on that day.

6.3	Indemnification

Subject to the limitations set out in Clause 6.4, the Buyer agrees and undertakes to indemnify and hold harmless each of the Sellers for any damages suffered by such Seller as a result of any Breach of Representations.

6.4	Limitation of Buyer’s liability

6.4.1	Time limitations. The Buyer shall have no obligation to indemnify the Sellers in respect of any claim unless it is given by the Sellers to the Buyer in accordance with Clause 8.1 within two years following the Closing Date.

6.4.2	Fraud and intentional misconduct. None of the limitations contained in this Clause 6 shall apply in case of fraud or intentional misrepresentations or misconduct (“dol” / “bedrog”) by the Buyer.

7.	REPRESENTATIONS AND WARRANTIES OF THE SELLER - INDEMNIFICATION - LIMITATIONS

7.1	Representations and warranties

Each of the Sellers severally, and not jointly and severally, represents and warrants to the Buyer that the representations and warranties set out hereafter are true and accurate as at the date of this Agreement:

7.1.1	Incorporation and existence. REIB GP and REIB LLP are companies duly incorporated and existing under the Laws of England.

7.1.2	Power and authority. Subject to satisfaction of the Conditions, REIB GP and REIB LLP have the right, power and authority, and have taken all action required, to sign and perform their obligations under this Agreement and all the documents which are to be signed at Closing.

7.1.3	Validity of the Agreement. The entry by each of the Sellers into, and performance of obligations under, this Agreement does not conflict with any law or regulation, judgement or court order, or contract or agreement by which that Seller is bound.

7.1.4	Legal proceedings. There are, to the best knowledge of the each of the Sellers, no actions, proceedings or claims pending, the adverse determination of which may impair the validity or enforceability of this Agreement or any of its principal terms or which otherwise negatively affects that Seller’s ability to perform its obligations under this Agreement.

7.1.5	Securities. Each Seller is on the date hereof the lawful holder and registered owner of the Securities mentioned in Clause 2.1. The Securities are in registered form and all are duly registered in the name of that Seller in respectively the share register and the profit certificates register.

7.1.6	Securities paid-up. All of the Securities are fully paid-up, except for the New Profit Certificates, for which no payment has been made as of the date of this Agreement.

7.1.7	Agreements. There are no agreements, arrangements or obligations other than the Articles of Association of the Company, the Joint Venture Agreement and the Undertaking to Subscribe which affect the voting or distribution rights attached to the Securities, or which could prevent or affect the transfer of title to the Buyer of the Securities.

7.1.8	Third-party right. There is no Third-Party Right and there is no agreement, arrangement or obligation to create a Third-Party Right in relation to any of the Securities, other than those set out in the articles of association of the Company and the Joint Venture Agreement.

7.2	Updating of Representations to Closing

Each of the Sellers warrants to the Buyer that the representations and warranties set out in Clause 7.1 shall be true and accurate on the Closing Date, as if they had been repeated on that day.

7.3	Indemnification

Subject to the limitations set out in Clause 7.4, each of the Sellers agrees and undertakes to indemnify and hold harmless the Buyer for any damages suffered by the Buyer as a result of any Breach of Representations of that Seller, it being understood that this indemnification undertaking is not joint and several.

7.4	Limitation of Seller’s liability

7.4.1	Time limitations. No Seller shall have any obligation to indemnify the Buyer in respect of any claim unless notice of such claim is given by the Buyer to the relevant Seller in accordance with Clause 8.1:

(a)	in the case of any claim for Breach of Representations in respect of ownership of the Securities as set out in the Clauses 7.1.5 and 7.1.8, within five years following the Closing Date; and

(b)	in the case of any claim for any other Breach of Representations, within two years following the Closing Date.

7.4.2	Fraud and intentional misconduct. None of the limitations contained in this Clause 7 shall apply in case of fraud or intentional misrepresentations or misconduct (“dol” / “bedrog”) by the Sellers.

8.	CLAIMS

8.1	Notification of claims

In order to make a claim against the other party, the party making the claim shall give a notice of such claim to the other party within the time limits provided in the Clauses 6.4.1 or 7.4.1, setting out the legal and factual basis of the claim, together with, if practicable, a first estimate of the amount of the damages suffered.

8.2	Disagreement on a claim

If the relevant Seller and the Buyer are unable to reach an agreement on the amount payable within sixty days following notification of a claim pursuant to Clause 8.1, the matter shall be decided in accordance with Clause 12 (Arbitration).

9.	ASSUMPTION OF LIABILITIES

9.1	General

9.1.1	The Buyer, as successor of the Securities, shall as from Closing, assume all rights and obligations of the Sellers under the Joint Venture Agreement, the Undertaking to Subscribe and the articles of association of the Company, to the extent that the Securities are acquired by the Buyer, it being understood that the Buyer shall only assume liability in respect of facts, actions, omissions or events taking place or arising after Closing.

9.1.2	The Buyer’s assumption of liability with respect to the GP Securities acquired from REIB GP pursuant to this Agreement shall be limited to claims or legal liability arising from facts, actions, omissions or events taking place or arising after Closing. REIB GP shall remain liable and shall hold the Buyer harmless after the Closing Date from any claims or liabilities arising from facts, actions, omissions or events occurring prior to the Closing Date.

10.	COVENANTS

10.1	Voting

Conditional upon and from such time that the Conditions are satisfied until Closing, REIB GP undertakes in favour of the Buyer that its representative on the Board of Managers of the Company shall vote in favour of the approval of the transfer of Partner Interests and/or Profit Certificates to the Buyer; shall also vote with the Buyer on all other matters submitted to the Board of Managers of the Company from such time that the Conditions are satisfied until Closing, provided that, in the reasonable opinion of REIB GP, such vote is not contrary to the interests of the Company.

10.2	Covenants in Joint Venture Agreement

The Sellers undertake to be bound by the terms of article 7.3 of the Joint Venture Agreement.

10.3	Co-operation

The parties shall do and execute, or arrange for the doing and execution of, all acts, documents and things necessary to give effect to this Agreement.

10.4	Notice to the Company

The Buyer shall, on Closing, notify the Company of its acquisition of the Securities, in accordance with Article 632 § 2 of the Company Code.

10.5	Joint and several liability between the Sellers

Except as otherwise provided herein, all undertakings and other obligations of REIB GP and REIB LLP under this Agreement shall be joint and several (“solidaire et indivisible” / “hoofdelijk en ondeelbaar”) between REIB GP and REIB LLP. The joint and several liability of REIB GP and REIB LLP shall not extend to any other person or entity affiliated to any of the Sellers.

11.	MISCELLANEOUS PROVISIONS

11.1	Announcements

11.1.l	No public announcement, communication or circular concerning the transaction referred to in this Agreement may be made at any time (before or after Closing) by any party without having first obtained the written consent of the other parties who must not unreasonably refuse, withhold or delay the giving of consent.

11.1.2	Where the announcement, communication or circular is required or requested by law or a regulation of a securities exchange, the party required to make it must if practicable first consult, and take into account the reasonable requirements of, the other parties.

11.2	Confidentiality of the Agreement

The terms of this Agreement shall be kept confidential for a period of three (3) years from the date of this Agreement and during such time shall not be disclosed to any third party except (a) as required or requested by law or securities exchange regulations, (b) as necessary to respond to a request from any administration or authority, (c) as necessary to support a claim or defence in litigation between the parties hereto, or (d) as otherwise agreed in writing between the parties.

11.3	Costs

Save as otherwise provided herein, each party shall bear its own costs relating to the negotiation, preparation and execution and implementation by it of this Agreement and of all other documents ancillary hereto.

11.4	Notices

All notices to be made in writing under this Agreement shall be given in the English language by registered mail, express courier service or telefax (confirmed by registered mail or express courier service) to the following addresses or such other addresses as the parties may have designated to each other by notice given in accordance with this Clause:

If to REIB GP:	Name:	REIB Europe Operator Limited

	Address:	Winchester House, 1 Great Winchester Street, London EC2N 2DB, U.K.

	Attention:	Emma Simmons

	Fax:	+44 20 7547 5444

If to REIB LLP:	Name:	REIB International Holdings Limited

	Address:	Winchester House, 1 Great Winchester Street, London EC2N 2DB, U.K.

	Attention:	Emma Simmons

	Fax:	+44 20 7547 5444

If to the Buyer:	Name:	SSC Benelux Inc

	Address:	1155 Valley Street, Suite 400, Seattle, Washington 98109-4426, USA

	Attention:	General Counsel

	Fax:	+1 206 652 3710

11.5	Other agreements - amendments

This Agreement supersedes and replaces any and all prior negotiations, arrangements and understandings, whether or not in writing, between the parties with respect to the subject matter of the Agreement. No variation of this Agreement is valid unless it is in writing and signed by or on behalf of each party.

11.6	Assignment

This Agreement shall be binding upon and inure for the benefit of the successors of the parties but may not be assigned.

11.7	Severability

If any provision in this Agreement shall be held to be illegal, invalid or unenforceable, in whole or in part, under any applicable law, that provision shall be deemed not to form part of this Agreement, and the legality, validity or enforceability of the remainder of this Agreement shall not be affected. In such case, each party shall use its best efforts to immediately negotiate in good faith a valid replacement provision having a similar economic effect.

12.	GOVERNING LAW AND JURISDICTION

12.1	This Agreement is governed by and shall be construed and interpreted in accordance with the Laws of Belgium.

12.2	Any dispute arising from this Agreement shall be submitted for final and binding arbitration to an arbitration tribunal comprised of three arbitrators appointed and deciding in accordance with the rules of the International Chamber of Commerce. The arbitration procedure shall take place in Brussels, Belgium, and shall be conducted in the English language.

12.3	This agreement may be executed in any number of counterparts. This has the same effect as if the signatures on the counterparts were on a single copy of this agreement.

Done on 11 June 2003, in three originals, each party acknowledging receipt of one such original.

REIB EUROPE OPERATOR LIMITED

/s/ Emma Simmons
Name:	EMMA SIMMONS
Title:	DIRECTOR

REIB INTERNATIONAL HOLDINGS LIMITED

/s/ Emma Simmons
Name:	EMMA SIMMONS
Title:	DIRECTOR

SSC BENELUX INC.

[ILLEGIBLE]
Name:	[ILLEGIBLE]
Title:	Sr. V.P. Secretary

SCHEDULE 1 - WAIVER LETTERS

REIB Europe Operator Limited
Winchester House
1 Great Winchester Street
London
EC2N 2DB

To:
AIG Self Storage GP, LLC	Telephone: 0207 545 8000
1 Chase Manhattan Plaza	Fax: 0207 547 5444
57th Floor, New York
NY 10005, U.S.A.

AIRE Investments, Sàrl	AIG Self Storage LP, LLC
33 Boulevard de Prince Henri	1 Chase Manhattan Plaza
L-1724, Luxembourg	57th Floor, New York
NY 10005, U.S.A.

London, 6th June, 2003

Dear Sirs,

Re: Waiver of the Right of First Offer

We refer to the Sale Notice dated 5th June, 2003 sent to us pursuant to Article 4.4.2.1 of the Joint Venture Agreement dated 8 October, 1998, as amended, (the “Joint Venture Agreement”), in which you inform us, inter alia, of the intention of:

(a)	AIG Self Storage GP, LLC to sell 4 General Partner Interests; and

(b)	AIG Self Storage LP, LLC to sell 21,922 Profit Certificates (“parts bénéficiaires”) and 2,177 New Profit Certificates (“nouvelles parts bénéficiaires”); and

(c)	AIRE Investments, Sàrl to sell 7,308 Profit Certificates (“parts bénéficiaires”) and 726 New Profit Certificates (“nouvelles parts bénéficiaires”),

in Shurgard Self Storage SCA (“Shurgard” or the “Company”) (together, the “Offered Securities”) to Shurgard Storage Centers Inc.

We acknowledge the terms and conditions of the intended sales which, we understand, will be substantially on the terms set out in the proof dated 3rd June, 2003 of the agreement attached to the Sale Notice and hereby waive our Right of First Offer (as defined in Article 4.4.2.2 the Joint Venture Agreement) with respect to the sales of the Offered Securities to Shurgard Storage Centers Inc.

Our decision not to exercise our Right of First Offer has been duly authorised.

Kind regards,

/s/ Emma Simmons

Emma Simmons Director REIB Europe Operator Limited

Copy: Board of directors of the Company

Registered in England and Wales 3847120. Registered office Winchester House, 1 Great Winchester Street London EC2N 2DB

REIB International Holdings Limited
Winchester House
1 Great Winchester Street
London
EC2N 2DB

To:
AIG Self Storage GP, LLC	Telephone: 0207 545 8000
1 Chase Manhattan Plaza	Fax: 0207 547 5444
57th Floor, New York
NY 10005, U.S.A.

AIRE Investments, Sàrl	AIG Self Storage LP, LLC
33 Boulevard de Prince Henri	1 Chase Manhattan Plaza
L-1724, Luxembourg	57th Floor, New York
NY 10005, U.S.A.

London, 6th June, 2003

Dear Sirs,

Re: Waiver of the Right of First Offer

We refer to the Sale Notice dated 5th June, 2003 sent to us pursuant to Article 4.4.2.1 of the Joint Venture Agreement dated 8 October, 1998, as amended, (the “Joint Venture Agreement”), in which you inform us, inter alia, of the intention of:

(a)	AIG Self Storage GP, LLC to sell 4 General Partner Interests; and

(b)	AIG Self Storage LP, LLC to sell 21,922 Profit Certificates (“parts bénéficiaires”) and 2,177 New Profit Certificates (“nouvelles parts bénéficiaires”); and

(c)	AIRE Investments, Sárl to sell 7,308 Profit Certificates (“parts bénéficiaires”) and 726 New Profit Certificates (“nouvelles parts bénéficiaires”),

in Shurgard Self Storage SCA (“Shurgard” or the “Company”) (together, the “Offered Securities”) to Shurgard Storage Centers Inc.

We acknowledge the terms and conditions of the intended sales which, we understand, will be substantially on the terms set out in the proof dated 3rd June, 2003 of the agreement attached to the Sale Notice and hereby waive our Right of First Offer (as defined in Article 4.4.2.2 the Joint Venture Agreement) with respect to the sales of the Offered Securities to Shurgard Storage Centers Inc.

Our decision not to exercise our Right of First Offer has been duly authorised.

Kind regards,

/s/ Emma Simmons

Emma Simmons Director REIB International Holdings Limited

Copy: Board of directors of the Company

Registered in England and Wales 3834064. Registered office Winchester House, 1 Great Winchester Street London EC2N 2DB

To:

REIB Europe Operator Limited Winchester House, 1 Great Winchester Street London EC2N2DB United Kingdom	REIB International Holdings Limited Winchester House, 1 Great Winchester Street London EC2N2DB United Kingdom

AIG Self Storage GP, LLC 1 Chase Manhattan Plaza 57th Floor, New York NY 10005 U.S.A.	AIG Self Storage LP, LLC 1 Chase Manhattan Plaza 57th Floor, New York NY 10005 U.S.A.

AIRE Investments, Sàrl 33 Boulevard de Prince Henri L-1724, Luxembourg

London, 6 June, 2003

Dear Sirs,

Re: Waiver of the Right of First Offer

We refer to the Sale Notice dated 5 June, 2003 sent to us pursuant to Article 4.4.2.1 of the Joint Venture Agreement dated 8 October, 1998, as amended, (the “Joint Venture Agreement”), in which you inform us of the intention of:

(a)	REIB Europe Operator Limited to sell 7 General Partner Interests; and

(b)	REIB International Holdings Limited to sell 52,615 Profit Certificates (“parts bénéficiaires”) and 5,225 New Profit Certificates (“nouvelles parts bénéficiaires”); and

(c)	AIG Self Storage GP, LLC to sell 4 General Partner Interests; and

(d)	AIG Self Storage LP, LLC to sell 21,922 Profit Certificates (“parts bénéficiaires”) and 2,177 New Profit Certificates (“nouvelles parts bénéficiaires”); and

(e)	AIRE Investments Sàrl to sell 7,308 Profit Certificates (“parts bénéficiaires”) and 726 New Profit Certificates (“nouvelles parts bénéficiaires”),

in Shurgard Self Storage SCA (“Shurgard” or the “Company”) (together, the “Offered Securities”) to Shurgard Storage Centers Inc.

1

We acknowledge the terms and conditions of the intended sales which, we understand, will be substantially on the terms set out in the proofs dated June, 2003 of the agreements attached to the Sale Notice and hereby waive our Right of First Offer (as defined in Article 4.4.2.2 the Joint Venture Agreement) with respect to the sales of the Offered Securities to Shurgard Storage Centers Inc.

Kind regards,

/s/ Elizabeth McLoughlin
Elizabeth McLoughlin, Vice President
AIG Self Storage GP LLC

/s/ Elizabeth McLoughlin
Elizabeth McLoughlin, Vice President
AIG Self Storage GP LLC

/s/ Jeremy Hussey
Jeremy Hussey, as Attorney for
AIRE Investments Sàrl

Copy: Board of directors of the Company

2

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned AIRE Investments Sàrl, a company organized under the laws of Luxembourg (the “Company”), hereby makes, constitutes and appoints Jeremy Hussey its true and lawful attorney to sign the attached letter regarding the Transfer of Partnership Interest in Shurgard Self Storage SCA, (the “Transfer Notice”) and the attached letter regarding the Waiver of the Right of First Offer with respect to the transfer notices of REIB Europe Operator Limited, REIB International Holdings Limited, AIG Self Storage GP, LLC, and AIG Self Storage LP, LLC (the “Waiver Letter”) on behalf of the Company. Said attorney is hereby authorized to execute both the Transfer Notice and the Waiver Letter with such changes as may reasonably be agreed among the signatories therein. Said attorney shall have full power and authority, including the power of substitution, to do any and all things necessary, incidental or convenient in the premises, and ratifying and confirming whatever action he or any substitute may do by virtue of the authority hereby conferred.

IN WITNESS WHEREOF the undersigned has caused this instrument to be executed this fifth day of June, 2003.

For and on behalf of:
AIRE Investments Sàrl

By:	[ILLEGIBLE]

By:	[ILLEGIBLE]

To:

REIB Europe Operator Limited Winchester House, 1 Great Winchester Street London EC2N2DB United Kingdom	REIB International Holdings Limited Winchester House, 1 Great Winchester Street London EC2N2DB United Kingdom

AIG Self Storage GP, LLC 1 Chase Manhattan Plaza 57th Floor, New York NY 10005 U.S.A.	AIG Self Storage LP, LLC 1 Chase Manhattan Plaza 57th Floor, New York NY 10005 U.S.A.

AIRE Investments, Sàrl 33 Boulevard de Prince Henri L-1724, Luxembourg

London, 6 June, 2003

Dear Sirs,

Re: Waiver of the Right of First Offer

We refer to the Sale Notice dated 5 June, 2003 sent to us pursuant to Article 4.4.2.1 of the Joint Venture Agreement dated 8 October, 1998, as amended, (the “Joint Venture Agreement”), in which you inform us of the intention of:

(a)	REIB Europe Operator Limited to sell 7 General Partner Interests; and

(b)	REIB International Holdings Limited to sell 52,615 Profit Certificates (“parts bénéficiaires”) and 5,225 New Profit Certificates (“nouvelles parts bénéficiaires”); and

(c)	AIG Self Storage GP, LLC to sell 4 General Partner Interests; and

(d)	AIG Self Storage LP, LLC to sell 21,922 Profit Certificates (“parts bénéficiaires”) and 2,177 New Profit Certificates (“nouvelles parts bénéficiaires”); and

(e)	AIRE Investments Sàrl to sell 7,308 Profit Certificates (“parts bénéficiaires”) and 726 New Profit Certificates (“nouvelles parts bénéficiaires”),

in Shurgard Self Storage SCA (“Shurgard” or the “Company”) (together, the “Offered Securities”) to Shurgard Storage Centers Inc.

1

We acknowledge the terms and conditions of the intended sales which, we understand, will be substantially on the terms set out in the proofs dated June, 2003 of the agreements attached to the Sale Notice and hereby waive our Right of First Offer (as defined in Article 4.4.2.2 the Joint Venture Agreement) with respect to the sales of the Offered Securities to Shurgard Storage Centers Inc.

Kind regards,

/s/ Jeremy Hussey
Jeremy Hussey, as Attorney for
AIG Self Storage LP LLC

Copy: Board of directors of the Company

2

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT:-

1.	Reference is made to -

(a)	that certain Joint-Venture Agreement dated 8 October, 1999 (as amended) (“Joint Venture Agreement”) by and among Shurgard Storage Centers Inc. (“Shurgard Storage”), SSC Benelux Inc. (“SSC Benelux”), Shurope Storage S.A. (“Shurope Storage”), Recom & Co. S.N.C. (“Recom”), E-Parco S.A.R.L. {“E-Parco”), European Self Storage S.A. (“European Self Storage”), Restructuring Competence S.A. (“Restructuring Competence”), Grana International S.A. (“Grana International”), REIB Europe Operator Limited (“Deutsche Bank GP”), REIB International Holdings Limited (“Deutsche Bank LLP”), Fremont SE (G.P.) Ventures, L.L.C. (“Fremont G.P.”), Fremont SE (L.L.P.) Ventures, L.L.C. (“Fremont L.L.P.”), AIG Self Storage GP, LLC (“AIG GP”), AIG Self Storage LP, LLC (“AIG LLP”), SSC General Partner (Guernsey) Limited (“CSFB G.P.”), SSC Partner (Guernsey) Limited (“CSFB L.L.P.”), Deutsche Bank Aktiengesellschaft, London (“Deutsche Bank”), Fremont Investors, Inc. (“Fremont Investors”), Credit Suisse First Boston (International) Holding AG (“Credit Suisse”), AIG Global Real Estate Investment Corp. (“AIGGRE”), Credit Suisse First Boston (Europe) Limited (“CSFB Europe”) and SSC Benelux & Co. S.C.A. (“Shurgard”),

(b)	that certain Undertaking to Subscribe dated 27 February 2001 (the “Undertaking to Subscribe”) by and among Shurgard Storage, SSC Benelux, Shurope Storage, Recom, E-Parco, European Self Storage, Restructuring Competence, Grana International, Deutsche Bank GP, Deutsche Bank LLP, Fremont G.P., Fremont L.L.P., AIG GP, AIG LLP, CSFB G.P., CSFB L.L.P., Deutsche Bank, Fremont Investors, Credit Suisse, AIGGRE, CSFB Europe and Shurgard, and

(c)	that certain Membership Interest Purchase Agreement dated as of November 22, 2002 by and between AIG LLP and AIRE Investment S.a.r.l., pursuant to which AIRE purchased certain Shurgard Partner Interests (as defined below) from AIG LLP;

2.	Capitalised terms used in this letter shall have the meanings given thereto in the Joint Venture Agreement and the Undertaking to Subscribe, unless expressly stated otherwise;

3.	In connection with the sale of Profit Certificates and New Profit Certificates held by AIG LLP, AIG LLP intends to provide to the existing holders of Shurgard Partner Interests, as a group, the Sale Notice referred to in Clause

4.4.2.1 of the Joint Venture Agreement (in the form attached hereto as Exhibit A, the “Sale Notice”);

4.	In connection with the delivery by AIG LLP of the Sale Notice to the existing holders of Shurgard Partner Interests, as a group, AIG LLP hereby irrevocably appoints Jeremy Hussey its attorney-in-fact for the purpose of executing the Sale Notice, together with any and all documents contemplated by the Sale Notice which he may deem necessary to implement the sale of Profit Certificates and New Profit Certificates held by AIG LLP in accordance with the terms and conditions of the Joint Venture Agreement;

5.	In connection with (a) the sale of Profit Certificates and New Profit Certificates by AIRE, (b) the sale of General Partner Interests held by AIG GP, and (c) the provision by each of AIRE and AIG GP, respectively, of a Sale Notice to the existing holders of Shurgard Partner Interests (including AIG LLP), as a group, relating to such sale of Profit Certificates, New Profit Certificates and General Partner Interests, AIG LLP hereby irrevocably appoints Jeremy Hussey its attorney-in-fact for the purpose of executing a Waiver of the Right of First Offer (in the form attached hereto as Exhibit B, the “Waivers”) relating to each such Sale Notice, together with any and all documents contemplated by such Waivers which he may deem necessary to implement the waiver by AIG LLP of its Right of First Offer in accordance with the terms and conditions of the Joint Venture Agreement; and

6.	Such powers of attorney granted herein shall be deemed to be coupled with an interest, and such power of attorney shall, to the extent permitted by law, survive the dissolution or bankruptcy of AIG LLP.

AIG SELF STORAGE LP, LLC

By:	/s/ Richard J. D’Alessandri
Richard J. D’Alessandri
Vice President

STATE OF NEW YORK         )

                                                   ) SS:

COUNTY OF NEW YORK    )

On this 4th day of June 2003, before me came Richard D’Alessandri, to me known as the individual who executed the foregoing instrument.

/s/ Laura M. Barresi
Notary Public
LAURA M. BARRESI
Notary Public, State of New York
No.01-BA6009809
Qualified in Richmond County
Commission Expires [ILLEGIBLE]

EXHIBIT A

To: Distribution List

[•] June, 2003

Dear Sirs,

Transfer of Partnership Interest in Shurgard Self Storage SCA

We refer to the Joint-Venture Agreement dated 8 October, 1999 (as amended) between, among others, yourselves, REIB Europe Operator Limited (“REIB GP”), REIB International Holdings Limited (“REIB LLP”), AIG Self Storage GP, LLC (“AIG GP”) AIG Self Storage LP, LLC (“AIG LLP”) and AIRE Investments, Sàrl (“AIRE”) (the “Joint Venture Agreement”) and the Undertaking to Subscribe dated 27 February 2001 between, among others, yourselves, REIB GP, REIB LLP, AIG GP, AIG LLP and AIRE (the “Undertaking to Subscribe”).

Capitalised terms used in this letter shall have the meaning given thereto in the Joint Venture Agreement, unless expressly stated otherwise.

We hereby provide the Sale Notice referred to in Clause 4.4.2.1 of the Joint Venture Agreement on behalf of:

(a)	REIB GP and REIB LLP of REIB GP’s intention to sell 7 General Partner Interests and of REIB LLP’s intention to sell 52,615 Profit Certificates and 5,225 New Profit Certificates (as defined in the Undertaking to subscribe) (together the “REIB Shareholding”); and

(b)	AIG GP, AIG LLP and AIRE of AIG GP’s intention to sell 4 General Partner Interests, of AIG LLP’s intention to sell 21,922 Profit Certificates and 2,177 New Profit Certificates and of AIRE’s intention to sell 7,308 Profit Certificates and 726 New Profit Certificates (together the “AIG Shareholding”), in Shurgard Self Storage SCA (“Shurgard” or the “Company”) to Shurgard Storage Centers Inc. (“Shurgard US”).

The bona fide offer price for the entire REIB Shareholding is EUR 57,250,000 and the bona fide offer price for the entire AIG Shareholding is EUR 31,804,559.

Pursuant to Clause 4.4.2 of the Joint Venture Agreement, REIB GP and REIB LLP are required to offer existing holders of Shurgard Partner Interests, as a group, an opportunity to purchase all of the REIB Shareholding and AIG GP, AIG LLC and AIRE are required to offer existing holders of Shurgard Partner Interests, as a group, an opportunity to purchase all of the AIG Shareholding at the same terms and conditions as those offered to Shurgard US by exercising their Offer Right in accordance with the terms of the Joint Venture Agreement.

We would request, however, that each of the existing holders of Shurgard Partner Interests waive such rights and for this purpose we attach forms of the waiver letters which we should be grateful if you would complete, sign and return by fax and by courier to James Roe of Allen & Overy of One New Change, London, EC4M 9QQ, England (fax number: +44 207 330 9999) as soon as possible.

You will find attached, for your information, copies of the draft securities purchase agreements which contain all other terms and conditions governing the offer of the REIB Shareholding and the AIG Shareholding. Apart from the identity of the parties, the equity participations being sold and the consideration payable, the terms of the two agreements are substantially the same.

This Sales Notice and the information contained herein is subject to the confidentiality undertaking contained in Clause 7.3.1 of the Joint Venture Agreement.

Yours sincerely,

[ ]	[ ]
REIB Europe Operator Limited	AIG Self Storage GP, LLC
REIB International Holdings Limited	AIG Self Storage LP, LLC
AIRE Investments, Sàrl

Distribution List

Shurgard Storage Centers Inc. 1155 Valley Street, Suite 400 Seattle, WA 98190-4426 USA Attn: Mr. Charles K. Barbo	Grana International S.A. Quai due Commerce 48 1000 Brussels Belgium Attn: Mr. Patrick Metdepenninghen Mr. Ake Fogelberg

SSC Benelux Inc. 1155 Valley Street, Suite 400 Seattle, WA 98190-4426 USA Attn: Mr. Charles K. Barbo	Deutsche Bank AG, London Winchester House 1 Great Winchester Street London EC2N 2DB Attn: David Netser Emma Simmons

Shurope Storage S.A. Quai du Commerce 48 1000 Brussels Belgium Attn: Mr. Charles K. Barbo Mr. Harrell L. Beck	Fremont SE (G.P.) Ventures, L.L.C. C/o Fremont Realty Capital, L.P. 375 Park Avenue, Suite 3101 New York, NY 10152 Attn: Frederick P. Zarrilli

Recom & Co. S.N.C. Quai du Commerce 48 1000 Brussels Belgium Attn: Mr. Patrick Metdepenninghen	Fremont SE (L.P.) Ventures, L.L.C. C/o Fremont Realty Capital, L.P. 375 Park Avenue, Suite 3101 New York, NY 10152 Attn: Frederick P. Zarrilli

E-Parco S.A.R.L. Boulevard Royal 4 2449 Luxembourg Luxembourg Attn: Halsey S.A.R.L.	Fremont Group, L.L.C. 50 Fremont Street Suite 3700 San Francisco, CA 94105 Attn: General Counsel

European Self Storgage S.A. Quai due Commerce 48 1000 Brussels Belgium Attn: Mr. Patrick Metdepenninghen	AIG Self Storage LP, LLC C/o AIG Global Real Estate Investment 1 Chase Manhattan Plaza, 57th Floor New York, NY 10005 Attn: President

Restructuring Competence S.A. Quai du Commerce 48 1000 Brussels Belgium Attn: Mr. Patrick Metdepenninghen	AIG Global Real Estate Investment 1 Chase Manhattan Plaza, 57th Floor New York, NY 10005 Attn: Kevin Fitzpatrick

Fremont Investors, Inc. 50 Fremont Street, Suite 3700 San Francisco, CA 94105 Attn: General Counsel	Fremont Realty Capital, L.P. 375 Park Avenue, Suite 3101 New York, NY 10152 Attn: Frederick P. Zarrilli

SSC Benelux & Co. S.C.A. Quai du Commerce 48 1000 Brussels Belgium Attn: Mr. Patrick Metdepenninghen	SSC Benelux & Co. S.C.A. Quai du Commerce 48 1000 Brussels Belgium Attn: The Chairman of the Board

EXHIBIT B

To:

REIB Europe Operator Limited Winchester House, 1 Great Winchester Street London EC2N2DB United Kingdom	REIB International Holdings Limited Winchester House, 1 Great Winchester Street London EC2N2DB United Kingdom

AIG Self Storage GP, LLC 1 Chase Manhattan Plaza 57th Floor, New York NY 10005 U.S.A.	AIG Self Storage LP, LLC 1 Chase Manhattan Plaza 57th Floor, New York NY 10005 U.S.A.

AIRE Investments, Sàrl 33 Boulevard de Prince Henri L-1724, Luxembourg

[PLACE], [    ] June, 2003

Dear Sirs,

Re: Waiver of the Right of First Offer

We refer to the Sale Notice dated • June, 2003 sent to us pursuant to Article 4.4.2.1 of the Joint Venture Agreement dated 8 October, 1998, as amended, (the “Joint Venture Agreement”), in which you inform us of the intention of:

(a)	REIB Europe Operator Limited to sell 7 General Partner Interests; and

(b)	REIB International Holdings Limited to sell 52,615 Profit Certificates (“parts bénéficiaires”) and 5,225 New Profit Certificates (“nouvelles parts bénéficiaires”); and

(c)	AIG Self Storage GP, LLC to sell 4 General Partner Interests; and

(d)	AIG Self Storage LP, LLC to sell 21,922 Profit Certificates (“parts bénéficiaires”) and 2,177 New Profit Certificates (“nouvelles parts bénéficiaires”); and

(e)	AIRE Investments, Sàrl to sell 7,308 Profit Certificates (“parts bénéficiaires”) and 726 New Profit Certificates (“nouvelles parts bénéficiaires”),

in Shurgard Self Storage SCA (“Shurgard” or the “Company”) (together, the “Offered Securities”) to Shurgard Storage Centers Inc.

We acknowledge the terms and conditions of the intended sales as set out in the proofs dated • June, 2003 of the agreements attached to the Sale Notice and hereby waive our Right of First Offer (as defined in Article 4.4.2.2 the Joint Venture Agreement) with respect to the sales of the Offered Securities to Shurgard Storage Centers Inc.

Our decision not to exercise our Right of First Offer has been duly authorised by the board meeting dated [DATE].

Kind regards,

[NAME], [TITLE]

[COMPANY NAME]

Copy: Board of directors of the Company

Grana International SA

To:

REIB Europe Operator Limited

Winchester House,

1 Great Winchester Street

London EC2N2DB

United Kingdom

AIG Self Storage GP, LLC

1 Chase Manhattan Plaza

57th Floor, New York

NY 10005

U.S.A.

AIRE Investments, Sàrl

33 Boulevard de Prince Henri

L-1724, Luxembourg

REIB International Holdings Limited Winchester House, 1 Great Winchester Street London EC2N2DB United Kingdom AIG Self Storage LP, LLC 1 Chase Manhattan Plaza 57th Floor, New York NY 10005 U.S.A.

10th June, 2003

Dear Sirs,

Re: Waiver of the Right of First Offer

We refer to the Sale Notice dated 5th June, 2003 sent to us pursuant to Article 4.4.2.1 of the Joint Venture Agreement dated 8 October, 1998, as amended, (the “Joint Venture Agreement”), in which you inform us of the intention of:

(a)	REIB Europe Operator Limited to sell 7 General Partner Interests; and

(b)	REIB International Holdings Limited to sell 52,615 Profit Certificates (“parts bénéficiaires”) and 5,225 New Profit Certificates (“nouvelles parts bénéficiaires”); and

(c)	AIG Self Storage GP, LLC to sell 4 General Partner Interests; and

(d)	AIG Self Storage LP, LLC to sell 21,922 Profit Certificates (“parts bénéficiaires”) and 2,177 New Profit Certificates (“nouvelles parts bénéficiaires”); and

(e)	AIRE Investments, Sàrl to sell 7,308 Profit Certificates (“parts bénéficiaires”) and 726 New Profit Certificates (“nouvelles parts bénéficiaires”),

in Shurgard Self Storage SCA (“Shurgard” or the “Company”) (together, the “Offered Securities”) to Shurgard Storage Centers Inc.

We acknowledge the terms and conditions of the intended sales which, we understand, will be substantially on the terms set out in the proofs dated 3rd June, 2003 of the agreements attached to the

1

Sale Notice and hereby waive our Right of First Offer (as defined in Article 4.4.2.2 the Joint Venture Agreement) with respect to the sales of the Offered Securities to Shurgard Storage Centers Inc.

Our decision not to exercise our Right of First Offer has been duly authorised.

Kind regards,

/s/ Patrick [ILLEGIBLE]
[NAME], [TITLE] Patrick [ILLEGIBLE]

[COMPANY NAME] Grana International SA

Copy: Board of directors of the Company

2

European Self Storage [ILLEGIBLE]

To:

REIB Europe Operator Limited

Winchester House,

1 Great Winchester Street

London EC2N2DB

United Kingdom

AIG Self Storage GP, LLC

1 Chase Manhattan Plaza

57th Floor, New York

NY 10005

U.S.A.

AIRE Investments, Sàrl

33 Boulevard de Prince Henri

L-1724, Luxembourg

REIB International Holdings Limited Winchester House, 1 Great Winchester Street London EC2N2DB United Kingdom AIG Self Storage LP, LLC 1 Chase Manhattan Plaza 57th Floor, New York NY 10005 U.S.A.

10th June, 2003

Dear Sirs,

Re: Waiver of the Right of First Offer

We refer to the Sale Notice dated 5th June, 2003 sent to us pursuant to Article 4.4.2.1 of the Joint Venture Agreement dated 8 October, 1998, as amended, (the “Joint Venture Agreement”), in which you inform us of the intention of:

(a)	REIB Europe Operator Limited to sell 7 General Partner Interests; and

(b)	REIB International Holdings Limited to sell 52,615 Profit Certificates (“parts bénéficiaires”) and 5,225 New Profit Certificates (“nouvelles parts bénéficiaires”); and

(c)	AIG Self Storage GP, LLC to sell 4 General Partner Interests; and

(d)	AIG Self Storage LP, LLC to sell 21,922 Profit Certificates (“parts bénéficiaires”) and 2,177 New Profit Certificates (“nouvelles parts bénéficiaires”); and

(e)	AIRE Investments, Sàrl to sell 7,308 Profit Certificates (“parts bénéficiaires”) and 726 New Profit Certificates (“nouvelles parts bénéficiaires”),

in Shurgard Self Storage SCA (“Shurgard” or the “Company”) (together, the “Offered Securities”) to Shurgard Storage Centers Inc.

We acknowledge the terms and conditions of the intended sales which, we understand, will be substantially on the terms set out in the proofs dated 3rd June, 2003 of the agreements attached to the

1

Sale Notice and hereby waive our Right of First Offer (as defined in Article 4.4.2.2 the Joint Venture Agreement) with respect to the sales of the Offered Securities to Shurgard Storage Centers Inc.

Our decision not to exercise our Right of First Offer has been duly authorised.

Kind regards,

/s/ Patrick [ILLEGIBLE]
[NAME], [TITLE] Patrick [ILLEGIBLE] Director,

[COMPANY NAME] European Self Storage [ILLEGIBLE]

Copy: Board of directors of the Company

2

Recom & Co Inc

To:

REIB Europe Operator Limited

Winchester House,

1 Great Winchester Street

London EC2N2DB

United Kingdom

AIG Self Storage GP, LLC

1 Chase Manhattan Plaza

57th Floor, New York

NY 10005

U.S.A.

AIRE Investments, Sàrl

33 Boulevard de Prince Henri

L-1724, Luxembourg

REIB International Holdings Limited Winchester House, 1 Great Winchester Street London EC2N2DB United Kingdom AIG Self Storage LP, LLC 1 Chase Manhattan Plaza 57th Floor, New York NY 10005 U.S.A.

10th June, 2003

Dear Sirs,

Re: Waiver of the Right of First Offer

We refer to the Sale Notice dated 5th June, 2003 sent to us pursuant to Article 4.4.2.1 of the Joint Venture Agreement dated 8 October, 1998, as amended, (the “Joint Venture Agreement”), in which you inform us of the intention of:

(a)	REIB Europe Operator Limited to sell 7 General Partner Interests; and

(b)	REIB International Holdings Limited to sell 52,615 Profit Certificates (“parts bénéficiaires”) and 5,225 New Profit Certificates (“nouvelles parts bénéficiaires”); and

(c)	AIG Self Storage GP, LLC to sell 4 General Partner Interests; and

(d)	AIG Self Storage LP, LLC to sell 21,922 Profit Certificates (“parts bénéficiaires”) and 2,177 New Profit Certificates (“nouvelles parts bénéficiaires”); and

(e)	AIRE Investments, Sàrl to sell 7,308 Profit Certificates (“parts bénéficiaires”) and 726 New Profit Certificates (“nouvelles parts bénéficiaires”),

in Shurgard Self Storage SCA (“Shurgard” or the “Company”) (together, the “Offered Securities”) to Shurgard Storage Centers Inc.

We acknowledge the terms and conditions of the intended sales which, we understand, will be substantially on the terms set out in the proofs dated 3rd June, 2003 of the agreements attached to the

1

Sale Notice and hereby waive our Right of First Offer (as defined in Article 4.4.2.2 the Joint Venture Agreement) with respect to the sales of the Offered Securities to Shurgard Storage Centers Inc.

Our decision not to exercise our Right of First Offer has been duly authorised.

Kind regards,

/s/ Patrick [ILLEGIBLE]
[NAME], [TITLE] Patrick [ILLEGIBLE]

[COMPANY NAME] Recom & Co Inc

Copy: Board of directors of the Company

2

To:

REIB Europe Operator Limited

Winchester House,

1 Great Winchester Street

London EC2N2DB

United Kingdom

AIG Self Storage GP, LLC

1 Chase Manhattan Plaza

57th Floor, New York

NY 10005

U.S.A.

AIRE Investments, Sàrl

33 Boulevard de Prince Henri

L-1724, Luxembourg

REIB International Holdings Limited Winchester House, 1 Great Winchester Street London EC2N2DB United Kingdom AIG Self Storage LP, LLC 1 Chase Manhattan Plaza 57th Floor, New York NY 10005 U.S.A.

San Francisco, California. June 10, 2003

Dear Sirs,

Re: Waiver of the Right of First Offer

We refer to the Sale Notice dated 5th June, 2003 sent to us pursuant to Article 4.4.2.1 of the Joint Venture Agreement dated 8 October, 1998, as amended, (the “Joint Venture Agreement”), in which you inform us of the intention of:

(a)	REIB Europe Operator Limited to sell 7 General Partner Interests; and

(b)	REIB International Holdings Limited to sell 52,615 Profit Certificates (“parts bénéficiaires”) and 5,225 New Profit Certificates (“nouvelles parts bénéficiaires”); and

(c)	AIG Self Storage GP, LLC to sell 4 General Partner Interests; and

(d)	AIG Self Storage LP, LLC to sell 21,922 Profit Certificates (“parts bénéficiaires”) and 2,177 New Profit Certificates (“nouvelles parts bénéficiaires”); and

(e)	AIRE Investments, Sàrl to sell 7,308 Profit Certificates (“parts bénéficiaires”) and 726 New Profit Certificates (“nouvelles parts bénéficiaires”),

in Shurgard Self Storage SCA (“Shurgard” or the “Company”) (together, the “Offered Securities”) to Shurgard Storage Centers Inc.

We acknowledge the terms and conditions of the intended sales which, we understand, will be substantially on the terms set out in the proofs dated 3rd June, 2003 of the agreements attached to the

1

Sale Notice and hereby waive our Right of First Offer (as defined in Article 4.4.2.2 the Joint Venture Agreement) with respect to the sales of the Offered Securities to Shurgard Storage Centers Inc.

Our decision not to exercise our Right of First Offer has been duly authorised.

Kind regards,

Fremont SE (L.P.) Ventures, L.L.C.

By:	[ILLEGIBLE]
Its:	Authorized Signatory

Copy: Board of directors of the Company

2

To:

REIB Europe Operator Limited

Winchester House,

1 Great Winchester Street

London EC2N2DB

United Kingdom

AIG Self Storage GP, LLC

1 Chase Manhattan Plaza

57th Floor, New York

NY 10005

U.S.A.

AIRE Investments, Sàrl

33 Boulevard de Prince Henri

L-1724, Luxembourg

REIB International Holdings Limited Winchester House, 1 Great Winchester Street London EC2N2DB United Kingdom AIG Self Storage LP, LLC 1 Chase Manhattan Plaza 57th Floor, New York NY 10005 U.S.A.

San Francisco, California. June 10, 2003

Dear Sirs,

Re: Waiver of the Right of First Offer

We refer to the Sale Notice dated 5th June, 2003 sent to us pursuant to Article 4.4.2.1 of the Joint Venture Agreement dated 8 October, 1998, as amended, (the “Joint Venture Agreement”), in which you inform us of the intention of:

(a)	REIB Europe Operator Limited to sell 7 General Partner Interests; and

(b)	REIB International Holdings Limited to sell 52,615 Profit Certificates (“parts bénéficiaires”) and 5,225 New Profit Certificates (“nouvelles parts bénéficiaires”); and

(c)	AIG Self Storage GP, LLC to sell 4 General Partner Interests; and

(d)	AIG Self Storage LP, LLC to sell 21,922 Profit Certificates (“parts bénéficiaires”) and 2,177 New Profit Certificates (“nouvelles parts bénéficiaires”); and

(e)	AIRE Investments, Sàrl to sell 7,308 Profit Certificates (“parts bénéficiaires”) and 726 New Profit Certificates (“nouvelles parts bénéficiaires”),

in Shurgard Self Storage SCA (“Shurgard” or the “Company”) (together, the “Offered Securities”) to Shurgard Storage Centers Inc.

We acknowledge the terms and conditions of the intended sales which, we understand, will be substantially on the terms set out in the proofs dated 3rd June, 2003 of the agreements attached to the

1

Sale Notice and hereby waive our Right of First Offer (as defined in Article 4.4.2.2 the Joint Venture Agreement) with respect to the sales of the Offered Securities to Shurgard Storage Centers Inc.

Our decision not to exercise our Right of First Offer has been duly authorised.

Kind regards,

Fremont SE (L.P.) II Ventures, L.L.C.

By:	[ILLEGIBLE]
Its:	Authorized Signatory

Copy:	Board of directors of the Company

2

To:

REIB Europe Operator Limited

Winchester House,

1 Great Winchester Street

London EC2N2DB

United Kingdom

AIG Self Storage GP, LLC

1 Chase Manhattan Plaza

57th Floor, New York

NY 10005

U.S.A.

AIRE Investments, Sàrl

33 Boulevard de Prince Henri

L-1724, Luxembourg

REIB International Holdings Limited Winchester House, 1 Great Winchester Street London EC2N2DB United Kingdom AIG Self Storage LP, LLC 1 Chase Manhattan Plaza 57th Floor, New York NY 10005 U.S.A.

San Francisco, California. June 10, 2003

Dear Sirs,

Re: Waiver of the Right of First Offer

We refer to the Sale Notice dated 5th June, 2003 sent to us pursuant to Article 4.4.2.1 of the Joint Venture Agreement dated 8 October, 1998, as amended, (the “Joint Venture Agreement”); in which you inform us of the intention of:

(a)	REIB Europe Operator Limited to sell 7 General Partner Interests; and

(b)	REIB International Holdings Limited to sell 52,615 Profit Certificates (“parts bénéficiaires”) and 5,225 New Profit Certificates (“nouvelles parts bénéficiaires”); and

(c)	AIG Self Storage GP, LLC to sell 4 General Partner Interests; and

(d)	AIG Self Storage LP, LLC to sell 21,922 Profit Certificates (“parts bénéficiaires”) and 2,177 New Profit Certificates (“nouvelles parts bénéficiaires”): and

(e)	AIRE Investments, Sàrl to sell 7,308 Profit Certificates (“parts bénéficiaires”) and 726 New Profit Certificates (“nouvelles parts bénéficiaires”),

in Shurgard Self Storage SCA (“Shurgard” or the “Company”) (together, the “Offered Securities”) to Shurgard Storage Centers Inc.

We acknowledge the terms and conditions of the intended sales which, we understand, will be substantially on the terms set out in the proofs dated 3rd June, 2003 of the agreements attached to the

1

Sale Notice and hereby waive our Right of First Offer (as defined in Article 4.4.2.2 the Joint Venture Agreement) with respect to the sales of the Offered Securities to Shurgard Storage Centers Inc.

Our decision not to exercise our Right of First Offer has been duly authorised.

Kind regards,

Fremont SE (G.P.) Ventures, L.L.C.

By:	[ILLEGIBLE]
Its:	President

Copy:	Board of directors of the Company

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To:

REIB Europe Operator Limited

Winchester House,

1 Great Winchester Street

London EC2N2DB

United Kingdom

AIG Self Storage GP, LLC

1 Chase Manhattan Plaza

57th Floor, New York

NY 10005

U.S.A.

AIRE Investments, Sàrl

33 Boulevard de Prince Henri

L-1724, Luxembourg

REIB International Holdings Limited Winchester House, 1 Great Winchester Street London EC2N2DB United Kingdom AIG Self Storage LP, LLC 1 Chase Manhattan Plaza 57th Floor, New York NY 10005 U.S.A.

San Francisco, California. June 10, 2003

Dear Sirs,

Re: Waiver of the Right of First Offer

We refer to the Sale Notice dated 5th June, 2003 sent to us pursuant to Article 4.4.2.1 of the Joint Venture Agreement dated 8 October, 1998, as amended, (the “Joint Venture Agreement”), in which you inform us of the intention of:

(a)	REIB Europe Operator Limited to sell 7 General Partner Interests; and

(b)	REIB International Holdings Limited to sell 52,615 Profit Certificates (“parts bénéficiaires”) and 5,225 New Profit Certificates (“nouvelles parts bénéficiaires”); and

(c)	AIG Self Storage GP, LLC to sell 4 General Partner Interests; and

(d)	AIG Self Storage LP, LLC to sell 21,922 Profit Certificates (“parts bénéficiaires”) and 2,177 New Profit Certificates (“nouvelles parts bénéficiaires”); and

(e)	AIRE Investments, Sàrl to sell 7,308 Profit Certificates (“parts bénéficiaires”) and 726 New Profit Certificates (“nouvelles parts bénéficiaires”),

in Shurgard Self Storage SCA (“Shurgard” or the “Company”) (together, the “Offered Securities”) to Shurgard Storage Centers Inc.

1

We acknowledge the terms and conditions of the intended sales which, we understand, will be substantially on the terms set out in the proofs dated 3rd June, 2003 of the agreements attached to the Sale Notice and hereby waive our Right of First Offer (as defined in Article 4.4.2.2 the Joint Venture Agreement) with respect to the sales of the Offered Securities to Shurgard Storage Centers Inc.

Our decision not to exercise our Right of First Offer has been duly authorised.

Kind regards,

Fremont SE (G.P.) II Ventures, L.L.C.

By:	[ILLEGIBLE]
Its:	President

Copy:	Board of directors of the Company

2

To:

REIB Europe Operator Limited

Winchester House,

1 Great Winchester Street

London EC2N2DB

United Kingdom

AIG Self Storage GP, LLC

1 Chase Manhattan Plaza

57th Floor, New York

NY 10005

U.S.A.

AIRE Investments, Sàrl

33 Boulevard de Prince Henri

L-1724, Luxembourg

REIB International Holdings Limited Winchester House, 1 Great Winchester Street London EC2N2DB United Kingdom AIG Self Storage LP, LLC 1 Chase Manhattan Plaza 57th Floor, New York NY 10005 U.S.A.

Seattle, Washington US

11 June, 2003

Dear Sirs,

Re: Waiver of the Right of First Offer

We refer to the Sale Notice dated 5th June, 2003 sent to us pursuant to Article 4.4.2.1 of the Joint Venture Agreement dated 8 October, 1998, as amended, (the “Joint Venture Agreement”), in which you inform us of the intention of:

(a)	REIB Europe Operator Limited to sell 7 General Partner Interests; and

(b)	REIB International Holdings Limited to sell 52,615 Profit Certificates (“parts bénéficiaires”) and 5,225 New Profit Certificates (“nouvelles parts bénéficiaires”); and

(c)	AIG Self Storage GP, LLC to sell 4 General Partner Interests; and

(d)	AIG Self Storage LP, LLC to sell 21,922 Profit Certificates (“parts bénéficiaires”) and 2,177 New Profit Certificates (“nouvelles parts bénéficiaires”); and

(e)	AIRE Investments, Sàrl to sell 7,308 Profit Certificates (“parts bénéficiaires”) and 726 New Profit Certificates (“nouvelles parts bénéficiaires”),

in Shurgard Self Storage SCA (“Shurgard” or the “Company”) (together, the “Offered Securities”) to Shurgard Storage Centers Inc.

We acknowledge the terms and conditions of the intended sales which, we understand, will be substantially on the terms set out in the proofs dated 3rd June, 2003 of the agreements attached to the

1

Sale Notice and hereby waive our Right of First Offer (as defined in Article 4.4.2.2 the Joint Venture Agreement) with respect to the sales of the Offered Securities to Shurgard Storage Centers Inc.

Our decision not to exercise our Right of First Offer has been duly authorised.

Kind regards,

/s/ Christine M. McKay
Christine M. McKay, Director

Shurope Storage S.A.,

Copy: Board of directors of the Company

2